EXHIBIT 99.1
RSA Security Investor Summary July/August 2005 ? 2005 RSA Security Inc. All rights reserved (NASDAQ: RSAS)

Risk Statements This presentation may contain forward-looking information regarding future events, plans and prospects for the Company. These statements are based on current expectations and are subject to a number of risks and uncertainties. Actual results may differ materially based in part on various important factors, including those found in the management's discussion and analysis section of the Company's Form 10-K and our most recent 10-Q as filed with the Securities and Exchange Commission. We do not undertake any duty to update any forward-looking information.

Business Summary Market leader in strong authentication 18,000+ customers FY 2004 Revenues increased 18% to $307.5M FY2004 Operating Income increased 87% to $46.7M $284M in cash and securities as of June 30, 2005, approximately $4 per share Operating Income Revenue 259.9 307.5 25.0 46.7 0 50 100 150 200 250 300 350 FY 2003 FY 2004 Millions U.S.

RSA Security's Value RSA Security is the expert in protecting identities and digital assets. RSA Security invented core security technologies for the Internet and continues to build on its 20 years of innovation.

RSA Security Delivers I&AM Solutions RSA Security focuses on the authentication and access rights and permissions elements of identity and access management, ensuring the verification and management of the trusted identity Additionally, RSA Security's history and expertise in cryptography provides the tools needed to guarantee the integrity of data exchanged and transacted

Solving Key Problems in Identity and Access Management Who are you? What can you do? Enter Order View Documents Transfer Funds Check Status Employee / Customer / Partner / Hacker

RSA Security's Strength: The Trusted Identity Authorization Access Management Provisioning User Management Enterprise Extranet Consumer One User One Trusted Identity Authentication Identity and access management starts with a trusted identity. Without confidence in the identity of a person, site, device or business, the rest of an IAM strategy becomes irrelevant.

RSA Security Solutions Technology Solutions Authentication Access Management Data Security Business Solutions Regulatory Compliance Identity Protection Digital Rights Management Remote Workforce Secure Access Small and Medium Business

15M users of RSA strong authentication The Market Opportunity Source: RSA Security estimates as of year-end 2004 85M remote access users +330M online business users +750M online consumers

Sales & Professional Services Customer Support 19 Sales operations and affiliates in 45 countries - Distribution with 2,000 Channel Partners - WW RSA Sales & Marketing Team of 440 Technical & Professional Services - 24/7 "Follow the Sun" Support - WW RSA Services Team of 140 Q2 '05 Revenue - 56% Domestic & 44% International - 35% Direct & 65% Indirect Channels Worldwide Sales & Distribution

RSA SecurWorld(tm) Partner Program 21 Access and Solution partners Discounts and Rebates - Sales and technical certification Generating new business Deal registration Actively targeting, screening and recruiting new VARs New RSA SecurWorld partner portal with online certification programs

New Products Delivered in Q2 2005 RSA SecurID(r) 800 Authentication credentials RSA SecurID Appliance Delivered in Q1 2005 RSA SecurID 700 Authentication credentials Delivered in Q4 2004 RSA SecurID for Microsoft(r) Windows(r) solution RSA(r) Sign-On Manager RSA Federated Identity Management

Q2 2005 Financial Results Q2 Financial Metrics Total revenue increased to $76.5M Earnings per share $0.12 Deferred revenue increased to $51.9M Cash increased to $284.2M Q2 '04 Revenue Q2 '05 Revenue Enterprise 68.7 68.7 OEM/Dev 6.8 7.8 $ in Millions Developer Enterprise

RSA SecurID Credentials



1200
1000
800
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400
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0
Licenses-000's
601
615
661
752
688
741
641
646
595
645
658
631
717
762
776
876
927
905
1033
1021
1039
1031
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Q2 05

Q2 2005 Credentials increased 14% YoY to 1,031,000

RSA SECURITY

© 2005 RSA Security Inc. All rights reserved

14

Added 683 new customers in Q2 05 (9% of Revenue) 18,200 Customers Worldwide Q2 '05 Revenue by Vertical Government Healthcare Telecom Other Manufacturing Services Financial Technology Revenue (%) 0.07 0.08 0.08 0.09 0.12 0.14 0.19 0.22

Financial Results - Balance Sheet

Business Model - P&L % of Revenue 2003-2005

RSA Security Strategies for Growth $230M Customer Base 10,600 Domestic 60% Products Markets International 44% Domestic 56% Markets Product Expansion Customer Base 16,900 Product & Solutions... Markets... Domestic 50% Expanding Customer Base... International 40% International 50% 2002 2004 Future Plans $307M